UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 31, 2009

COMVERSE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

NEW YORK	0-15502	13-3238402

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

810 Seventh Avenue,
New York, New York
10019

(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (212) 739-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On June 18, 2009, Comverse Technology, Inc. (the “Company”) disclosed that, in connection with its settlement with the United States Securities and Exchange Commission (the “SEC”), the Company consented to the entry of a final judgment under which it agreed, among other things, to be in compliance with its periodic reporting obligations by February 8, 2010.

Verint Systems Inc., a majority-owned, consolidated subsidiary of the Company (“Verint”), today announced that there is a substantial risk that it will not complete all of the filings, which include its comprehensive Annual Report on Form 10-K covering the fiscal years ended January 31, 2008, 2007, and 2006, its Annual Report for the fiscal year ended January 31, 2009 and its Quarterly Reports on Form 10-Q for the first three quarters of fiscal year ended January 31, 2010, by its previously disclosed expected completion date of January 29, 2010.

While Comverse Technology has made significant progress in the completion of its financial statements and continues to work diligently to complete its Annual Report on Form 10-K covering the fiscal years ended January 31, 2009, 2008, 2007 and 2006 and its Quarterly Reports on Form 10-Q for the first three quarters of fiscal year ended January 31, 2010, there is substantial risk that the Company will not complete all such filings by February 8, 2010.  The risk of delay arises from the Company’s dependency on the receipt of financial information from Verint as well as the completion of its other reporting and disclosure processes required to meet its periodic reporting obligations.

This Current Report on Form 8-K contains “forward-looking statements” under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that any forward-looking statements will be achieved.  Important factors that could affect the statements contained herein include: the results of the investigations of the Special Committee of the Board of Directors concluded on January 28, 2008, of matters relating to the Company’s stock option grant practices and other accounting matters; the results of the Audit Committee’s investigation and any governmental investigations or proceedings arising out of potentially unlawful payments made in foreign jurisdictions in connection with the sale of certain products; the impact of any restatement of financial statements of the Company or other actions that may be taken or required as a result of such investigations or as result of the Company’s evaluation of the application of U.S. GAAP in connection with the recognition of revenue; the risk of violating a court order if the Company is unable to file certain periodic reports on or before February 8, 2010 or if the Company does not file periodic reports in a timely manner after that date and any resulting legal proceedings that may be initiated by the SEC to hold the Company in contempt of court or to revoke the registration of its common stock under Section 12(j) of the Exchange Act; litigation, including the pending securities class action (the settlement of which is subject to court approval) and other litigation related to the results of the Special Committee investigations and the restatement of the Company consolidated financial statements and potential liability for a substantial damage award and indemnification obligations; and the discovery of material weaknesses and the implementation of remedial measures. The Company undertakes no commitment to update or revise forward-looking statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERSE TECHNOLOGY, INC.

Date: December 31, 2009	By: /s/ Andre Dahan
Name: Andre Dahan Title: President and Chief Executive Officer